Third Quarter 2017 Financial Results October 24, 2017 Building a Premier Regional Financial Services Organization Exhibit 99.2

Forward–Looking Statements Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected. Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including conditions in the housing and real estate markets in the regions in which Trustmark operates and the extent and duration of the current volatility in the credit and financial markets as well as crude oil prices, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of issues relating to the European financial system and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations or enforcement practices or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, acts of war or terrorism, and other risks described in our filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Financial Highlights Source: Company reports Continued solid performance – Q3-17 EPS of $0.51 At September 30, 2017: Total Assets $13.9 billion Total Loans (LHFI & Acquired) $8.7 billion Total Deposits $10.2 billion Banking Centers 198 2017: Q3-17 Net Income $34.6 million EPS – Diluted $0.51 Dividends / Share $0.23 Tangible Equity / Tangible Assets 8.79% Total Risk-Based Capital Ratio 13.19% Profitable Revenue Generation Loans held for investment totaled $8.4 billion at September 30, 2017, reflecting an increase of $111.3 million, or 1.3%, from the prior quarter and $908.1 million, or 12.1%, from the prior year Net interest income (FTE) increased $2.0 million from the prior quarter to total $108.9 million Expense Management Routine noninterest expense, excluding ORE and intangible amortization, totaled $100.7 million – remaining well controlled when compared to the prior quarter Credit Quality Non-acquired loan provision of $3.7 million includes a $1.1 million specific reserve for loan losses related to Hurricane Harvey Nonperforming assets decreased $6.5 million, or 5.2%, from the prior quarter Recoveries exceeded charge-offs by $476 thousand

Source: Company reports Loans Held for Investment (LHFI) Continued growth in LHFI, while remaining focused on credit quality and profitability Linked-quarter loan growth by state ($ in millions): AL $77 MS $25 FL $10 TX $5 TN ($6) Trustmark has no loan exposure in which the source of repayment or the underlying security of such exposure is tied to the realization of value from energy reserves Total energy-related sector exposure of $437.3 million  with outstanding balances of $234 million – representing 2.8% of total LHFI – at September 30, 2017 At September 30, 2017, nonaccrual energy-related loans represented 9.7% of outstanding energy-related loans and 27 basis points of outstanding LHFI  ($ in millions) Continued diversified loan growth Loans HFI – End of Period ($ in millions) Loans HFI by Type Dollar Change: $111 $154 $291 $352

Non-acquired loan provision of $3.7 million includes a $1.1 million specific reserve for loan losses related to Hurricane Harvey All loans in which the collateral, project, or mailing address were in FEMA designated disaster zip codes were identified Achieved coverage of approximately 97% of the $1.3 billion of outstanding loans within the designated disaster area. Potential loss exposure was calculated based upon customer responses as to the actual extent of damage suffered and applicable insurance coverage. Actual results were extrapolated to the remainder of the population Collectively, nonperforming assets decreased $6.5 million, or 5.2%, linked quarter and $1.8 million, or 1.5%, year-over-year Recoveries exceeded charge-offs by $476 thousand Allowance for loan losses represented 301.50% of nonperforming loans, excluding specifically reviewed impaired loans Allowance for both held for investment and acquired loan losses represented 0.99% of total loans(1) Credit Risk Management Source: Company reports Noted: Unless noted otherwise, credit metrics exclude acquired loans and other real estate covered by FDIC loss-share agreement (1) ALL includes allowances for both held for investment and acquired loans; total loans include held for investment and acquired loans Other Real Estate Allowance for Loan Losses Continued resolution of problem assets and solid asset quality metrics Dollar Change: ($6) ($3) ($6) ($2) 193% ($ in millions) ALL(1) ALL / Total Loans(1) ALL / Nonperforming Loans (excl. Specifically Reviewed Impaired Loans) 207% 210% 203% 231% ($ in millions) 264% 277% 302% 257%

Source: Company reports ($ in millions) Acquired Loan Portfolio Acquired Loans (period end balances) Acquired loan yield in the third quarter totaled 8.78% and included recoveries from settlement of debt of $1.3 million, which represented approximately 1.8% of the total yield on acquired loans The yield on acquired loans (excl. recoveries) for the fourth quarter is expected to be in the 6.0% - 7.0% range, reflecting most recent re-estimation of cash flows Based upon most recent cash flow analyses, acquired loan balances (excl. any settlement of debt) are anticipated to decline approximately $20 to $30 million during the fourth quarter Accretable Yield ($ in millions) Dollar Change: ($54) Interest Income & Impairment – Acquired Loans (1) Net interest income on acquired loans - Provision for acquired loan losses $97 ($31) ($ in thousands) Dollar Change: ($2) $1 ($2) ($2) ($24)

Deposits totaled $10.2 billion at September 30, 2017, a decline of $191.6 million, or 1.8%, compared to the previous quarter, primarily due to seasonal decline in public funds deposits Strength of franchise reflected in our low cost of deposits of 25 bps; approximately 58% of deposit balances in checking accounts Noninterest-bearing deposits represented 29% of average deposits in the third quarter Source: Company reports (1) Source: SNL Financial; Peer Group as defined in Trustmark’s 2017 Proxy Statement Attractive, Low-Cost Deposit Base ($ in millions) Cost of Deposits 0.13% 0.14% 0.16% 0.20% 0.25% Peer Median (1) 0.22% 0.23% 0.23% 0.26% N/A Well-diversified deposit base serves as an excellent, low-cost source of funds Deposit Mix – Average Balance 32% 32% 30% 30% 29% 68% 68% 70% 70% 71% Total Deposits at September 30, 2017 – $10,232 ($ in millions) Deposit Mix by Type – Q3-17 Ending Balance 29% 29% 17% 17% 8%

Income Statement Highlights – Revenue Net Interest Income – FTE Net Interest Margin Noninterest Income ($ in millions) Net Interest Income on Acq. Loans Net Interest Income (excl. Income on Acq. Loans) Source: Company reports ($ in millions) Net interest income (FTE) totaled $108.9 million for the third quarter, a $2.0 million increase from the prior quarter and a $6.7 million increase when compared to the previous year Noninterest income totaled $44.5 million in the third quarter, a decline of $5.7 million, or 11.4%, compared to the prior quarter and $236 thousand, or 0.5%, compared to the same period in the previous year. Excluding non-routine, non-taxable proceeds from life insurance acquired as part of a previous acquisition of $4.9 million in the second quarter of 2017, noninterest income declined $816 thousand linked quarter Mortgage banking revenue in the third quarter totaled $4.4 million, down $4.6 million from the prior quarter and $2.9 million year-over-year. The linked quarter decline was primarily due to the net negative mortgage hedge ineffectiveness and a negative mortgage valuation adjustment

Income Statement Highlights – Noninterest Expense Source: Company reports Routine noninterest expense, excluding ORE and intangible amortization, totaled $100.7 million for the third quarter – remaining well controlled from the prior quarter Salaries and benefits expense was $58.8 million, a marginal decrease from the prior quarter when excluding the $17.6 million one-time pension plan termination charge Trustmark remains committed to investments that promote profitable revenue growth as well as reengineering and efficiency opportunities to enhance shareholder value Noninterest Expense ($ in millions) Full-time Equivalent Employees Noninterest Expense (excl. ORE, Intangible Amortization and One-time Charges) ORE and Intangible Amortization ERP charges and pension derisking charges Reliance acquisition expenses Termination of defined benefit pension plan * Includes 47 FTEs related to Reliance merger

Capital Management Source: Company reports Tangible equity to tangible assets ratio was 8.79%, while the total risk-based capital ratio was 13.19% in the third quarter During the third quarter, Trustmark did not repurchase any of its common shares. The repurchase program, which is subject to market conditions and management discretion, may be implemented through open market repurchases or privately negotiated transactions Solid capital base provides the opportunity to support both organic and acquisitive growth initiatives while meeting the needs of our customers and providing value to our shareholders Solid capital position reflects consistent profitability of diversified financial services businesses Tangible Equity / Tangible Assets Common Equity Tier 1 Capital Ratio Total Risk-based Capital Ratio

Profitable revenue generation Balance sheet optimization Targeted, cost-effective deposit growth Business development and cross-selling Mergers and acquisitions In-market consolidation Expand to additional attractive markets Patience and discipline Process improvement and expense management Performance measurement Market and delivery channel optimization Capital and expense management Enterprise-wide analytics system Strategic Priorities to Enhance Shareholder Value Credit quality Maintain disciplined underwriting and pricing Resolution of existing problem assets Effective risk management and compliance Ensure regulatory compliance Cybersecurity and fraud detection system Create value-added proposition, while managing business more effectively